[U.S. GLOBAL INVESTORS LOGO]



Dear Member of the Chairman's Circle,

Your investment in a U.S. Global Investors stock fund is your nest egg for the future. A lot of effort and a great deal of planning go into the investments we make for our retirement and for our children's well-being. That is why protecting some of your assets in a money market fund is so important.

By opening an account in U.S. Global's top-ranked money market fund, you can add an element of safety to your portfolio while earning one of the highest yields in America. In fact, for five-year performance as of 3/31/97, our U.S. Government Securities Savings Fund holds a #1 ranking from Lipper.

The Fund invests in the safest government and Treasury securities so that you earn the highest yield at the lowest risk. And if you live in a state with income taxes, your yield will effectively be higher, since earnings won't be reduced by the state tax bite.

Open an account in the Fund today to earn a higher yield while protecting your assets from the volatility of the stock market. For more information about the Fund, call the Chairman's Circle Hotline at 1-800-FUND-VIP or 1-800-386-3847 for a free investment guide and prospectus. An Investor Representative is waiting to answer any questions you have.

Sincerely yours,

/s/ Frank Holmes

FRANK HOLMES
Chairman & CEO

P.S. You can also protect your IRA in the U.S. Government Securities Savings Fund. Transfer $10,000 or more today and we will waive the annual custodial fee for the lifetime of your account. Call 1-800-386-3847 for transfer forms to open your new IRA account.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-US-FUNDS OR VISIT OUR WEB SITE AT WWW.USFUNDS.COM FOR A FREE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. U.S. STANDS FOR UNITED SERVICES. FOR OTHER IMPORTANT INFORMATION ABOUT THE FUND, PLEASE SEE THE REVERSE.


                                                             7900 Callaghan Road
                                                        ........................
                                                                   MAIL ADDRESS:
                                                                  P.O. Box 29467
                                                              San antonio, Texas
                                                                      78229-0467
                                                        ........................
                                                                Tel 210-308-1234
                                                        ........................
                                                                  1-800-US-FUNDS
                                                        ........................
                                                                Fax 210-308-1223
                                                        ........................
                                                         email shsvc@usfunds.com

[Reverse of letter]

IMPORTANT FUND INFORMATION

Lipper Analytical Services ranked the U.S. Government Securities Savings Fund #5 and #1 for the one- and five-year periods ended 3/31/97 out of 115 and 79 government money market funds, respectively.

The Fund, like all other mutual funds, is neither a bank nor FDIC insured; nor is it backed by the U.S. government or its agencies; however, the securities which it invests in are. The fund is managed to maintain a stable $1 per share value, though there is no assurance it will be able to do so. Past performance is no guarantee of future results.